CTPartners Executive Search Inc. Announces Preliminary Second Quarter 2013 Financial Results

- Company Expects to Report Net Revenue and Adjusted EPS above Guidance -

- Company to Report Actual Results on August 7th with Conference Call on August 8th -

NEW YORK - July 23, 2013 - CTPartners Executive Search Inc. (NYSE MKT: CTP), a global retained executive search firm, today announced that based on currently available information, results for the second quarter ended June 30, 2013 are anticipated to be above the Company's previous guidance. CTPartners expects net revenue will be in the range of $34 to $34.2 million, representing year-over-year and sequential increases. Augmentum Consulting Ltd, which was acquired in May, contributed approximately $0.9 million of net revenue, as anticipated and was included in the Company's quarterly guidance provided on May 9, 2013.

Adjusted EPS for the 2013 second quarter is expected to be in the range of $0.07 to $0.08 compared to adjusted EPS of $0.07 in the year-ago second quarter and a significant improvement compared to adjusted net loss of $0.05 per share reported in this year's first quarter.

The Company's previous guidance was for net revenue to be in the range of $31.5 to $33.5 million and adjusted EPS to be in the range of $0.01 to $0.06.

The Company stated that the better than expected performance in the second quarter reflects improvement in demand for its executive recruitment services and successful execution of its growth strategy.

In conjunction with today's press release, the Company filed Form 8K with the Securities and Exchange Commission (SEC) which includes a reconciliation of non-GAAP measures for the four quarters of 2012.

Second Quarter Conference Call

The Company will report results for the second quarter ended on June 30, 2013 on Wednesday, August 7, after the market close. The Company will host a conference call and webcast for the investment community on Thursday, August 8 at 9:00 AM ET. Investors within the United States interested in participating are invited to call 866- 318-8612 and reference the Participant Passcode: 25419570. All other international participants can use the dial-in number 617- 399-5131, using the same Participant Passcode. A replay of the event will be available for one week following the conclusion of the call. To access the replay, callers in the United States can call 888-286-8010 and reference the Replay Access Code: 86188004. International callers can dial 617- 801-6888, using the same Replay Access Code. To access the webcast, please visit http://investor.ctnet.com.

About CTPartners
CTPartners is a leading performance-driven executive search firm serving clients across the globe. Committed to a philosophy of partnering with its clients, CTPartners offers a proven record in C-Suite, senior executive, and board searches, as well as expertise serving private equity and venture capital firms.

With origins dating back to 1980, CTPartners serves clients with a global organization of more than 400 professionals and employees, offering expertise in board advisory services and executive recruiting services in the financial services, life sciences, industrial, professional services, retail and consumer, and technology, media and telecom industries.  Headquartered in New York, CTPartners has 22 offices in 15 countries.

www.ctnet.com

Safe Harbor Statement
The following is a Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:
This press release includes forward-looking statements. As a general matter, forward-looking statements reflect our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. These statements may be identified by the use of forward looking terminology such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates," or the negative version of those words or other comparable words, but the absence of these words does not necessarily mean that a statement is not forward-looking. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for the disclosure of forward-looking statements.
The forward-looking statements contained in this press release are based upon our historical performance, current plans, estimates, expectations and other factors we believe are appropriate under the circumstances. The inclusion of this forward-looking information should not be regarded as a representation by us that the future plans, estimates or expectations contemplated by us will be achieved since these forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from those indicated in these statements. Some of the key uncertainties and factors that could affect our future performance and cause actual results to differ materially from those expressed or implied by forward-looking statements are: our expectations regarding our revenues, expenses and operations and our ability to sustain profitability; our ability to recruit and retain qualified executive search consultants to staff our operations appropriately; our ability to expand our customer base and relationships, especially given the off-limit arrangements we are required to enter into with certain of our clients; further declines in the global economy and our ability to execute successfully through business cycles; our anticipated cash needs; projected cost savings as a result of reorganization; our ability to amend certain provisions of previously executed purchase agreements; our anticipated growth strategies and sources of new revenues; unanticipated trends and challenges in our business and the markets in which we operate; social or political instability in markets where we operate; the impact of foreign currency exchange rate fluctuations; price competition; the ability to forecast, on a quarterly basis, variable compensation accruals that ultimately are determined based on the achievement of annual results; and the mix of profit and loss by country in which we operate.

The above list should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in our annual report on Form 10-K filed on March 20, 2013 and 10-Q filed on May 9, 2013. The forward looking statements included in this press release are made only as of the date hereof. We do not undertake any obligation to update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. You should, however, review the factors and risks we describe in the reports we will file from time to time with the Securities and Exchange Commission

Contact:
CTPartners
William J. Keneally
216-682-3103
wkeneally@ctnet.com

EVC Group
Michael Polyviou/Robert Jones - Investor Relations
212-850-6020
mpolyviou@evcgroup.com
Janine McCargo - Media
212-646-0425
jmccargo@evcgroup.com

Adjusted Performance Measure, Excluding Non-Operational Charges
We utilize Adjusted Net Income/(Loss) and Adjusted Earnings/(Loss) per common share, non-GAAP financial measures, as a measures of our results of operations. We calculated Adjusted Net Income/(Loss) as Net Income/(Loss) excluding the following charges which we do not believe are reflective of our operational results:

•	Post-combination compensation expense

•	Restructuring charges

•	Gain or loss on foreign currency

•	Fees and expenses incurred by us in connection with the restatement of our 2012 interim financial statements

•	Fees and expenses incurred in connection with acquisitions and integration

•	Tax effect of the above adjustments
We calculate Adjusted Earning/ Loss per common share using the weighted average shares outstanding amounts used in the calculation of diluted earnings per share in accordance with GAAP.
Management utilizes this information to measure performance, and believes it more appropriately reflects the results of ongoing operations.

	(in thousands)
	Three Months Ended
	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	Year Ended December 31, 2012
CALCULATION OF "AS ADJUSTED" PERFORMANCE MEASURE
Net loss	$(566.6)	$(323.6)	$(1,200.4)	$(1,493.3)	$(3,583.9)
Adjustments:
Post-combination compensation expense and restructuring charges	1,525.2	1,525.2	2,489.4	1,771.6	7,311.4
Foreign exchange loss/(gain) on funding of foreign subsidiaries	(213.2)	(149.1)	6.4	(111.8)	(467.7)
Costs incurred for restatement, acquisition and integration	255.9	79.1	91.9	34.7	461.6
Tax effect of the adjustments	(586.4)	(598.6)	(990.5)	(417.6)	(2,593.1)
Adjusted net income/ (loss)	$414.9	$533.0	$396.8	$(216.4)	$1,128.3

Earnings per common share, as adjusted	$0.06	$0.07	$0.06	$(0.03)	$0.16
Use of non-GAAP measures: The table above contains selected financial information calculated other than in accordance with U.S. Generally Acceptable Accounting Principles (“GAAP”).